Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Dividend

On January 29, 2021, the Company’s Board of Directors declared a quarterly cash dividend of $0.05 per share, payable on or about March 12, 2021, to all shareholders of record as of February 12, 2021.

Share Repurchase Program

Since January 1, 2021, the Company repurchased approximately 41,000 of the Company’s common stock, at an average cost of $16.96 per share. These repurchases, totaling $0.7 million, were made under the Board of Directors authorized share repurchase program and funded from available cash resources. As of March 8, 2021, the Company had $32.6 million authorized remaining available under the authorized share repurchase program.

IMO 2020

In February 2021, the Company reached an agreement with its counterparty to cancel the purchase of scrubbers on thirteen of its vessels at a cost of approximately $7.2 million.

Agreed Vessel Sales
The Company entered into an agreement with an unaffiliated third party to sell the SBI Lynx, a Kamsarmax bulk carrier built in 2018, for approximately $22.25 million. Delivery of the vessel is expected to take place in the first quarter of 2021.
The Company entered into an agreement with an unaffiliated third party to sell the SBI Libra, an Ultramax bulk carrier built in 2017, for approximately $18.65 million. Delivery of the vessel is expected to take place in the first quarter of 2021.
The Company entered into an agreement with an unaffiliated third party to sell the SBI Leo and SBI Lyra, Ultramax bulk carriers built in 2015, for approximately $35 million in aggregate. Delivery of the vessels is expected to take place in the first quarter of 2021.
The Company has entered into an agreement with Eagle Bulk Shipping Inc. (“Eagle Bulk”) to sell SBI Virgo, an Ultramax bulk carrier built in 2017, for $15 million of cash and a warrant for 212,315 common shares of Eagle Bulk. Delivery of the vessel is expected to take place in the second quarter of 2021.
The Company entered into an agreement with Star Bulk Carriers Corp. (“Star Bulk”) to sell SBI Pegasus, SBI Subaru and SBI Ursa, Ultramax bulk carriers built in 2015, SBI Capoeira and SBI Carioca, Kamsarmax bulk carriers built in 2015, and SBI Lambada and SBI Macarena, Kamsarmax bulk carriers built in 2016, for the aggregate consideration of three million common shares in Star Bulk. As part of the transaction, which is expected to close within the first and second quarters of 2021, existing lease finance arrangements amounting to approximately $99.6 million would be assumed by Star Bulk. The sales are subject to the execution of definitive documentation.
The Company entered into an agreement with an unaffiliated third party to sell the SBI Thalia and SBI Athena, Ultramax bulk carriers built in China in 2015, and SBI Perseus, SBI Pisces and SBI Hercules, Ultramax bulk carriers built in China in 2016, for approximately $88 million. The transaction remains subject to definitive documentation and delivery of the vessels is expected to take place in the second quarter of 2021.
The Company entered into agreements with unaffiliated third parties to sell the SBI Cronos, an Ultramax bulk carrier built in 2015, and SBI Achilles, an Ultramax bulk carrier built in 2016, for approximately $39.75 million in the aggregate. Delivery of the vessels is expected to take place in the second quarter of 2021.

All vessels agreed to be sold subsequent to December 31, 2020 did not lead to any material additional gain or loss to what was recorded as of December 31, 2020.

Completed Vessel Sales
Since January 1, 2021, the Company has completed the previously announced sales of the SBI Gemini, SBI Poseidon, SBI Apollo, SBI Tethys, SBI Reggae, SBI Aries, SBI Hydra and SBI Parapara.